                                                                   EXHIBIT 10.16



                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE COUNTY OF MONTGOMERY, TENNESSEE





                                       and





                                STARTEK USA, INC.





                          ----------------------------

                            EQUIPMENT LEASE AGREEMENT

                          ----------------------------





                            DATED AS OF JULY 8, 1998

                                TABLE OF CONTENTS

                                                                                                              Page No.
Parties                                                                                                           1
Preamble                                                                                                          1

                                                     ARTICLE I

                                                     DEFINITIONS

Section 1.1.      Definitions of Terms                                                                            2
Section 1.2.      References to Lease                                                                             5
Section 1.3.      References to Articles, Sections, Etc.                                                          5
Section 1.4.      Headings                                                                                        5

                                                     ARTICLE II

                                     REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 2.1.      Representations, Warranties, and Covenants of the Issuer                                        7
Section 2.2       Representations, Warranties, and Covenants of the Company                                       8

                                                     ARTICLE III

                                                DEMISING CLAUSE; TERM

Section 3.1.      Demise of Facility                                                                              9
Section 3.2.      Lease Term                                                                                      9
                                                     ARTICLE IV

                                            ACQUISITION OF THE EQUIPMENT

Section 4.1.      Agreement to Equip the Project
Section 4.2.      Issuance of Series B Note                                                                       9
Section 4.3.      Costs of the Project                                                                            9
Section 4.4.      Company Required to Pay Project Costs
                    in Event Loan Insufficient                                                                   10
Section 4.5.      Payment of Expenses of Loan                                                                    10
Section 4.6.      Other Amounts Payable by the Company                                                           11

                                                      ARTICLE V

                                           RENTAL PROVISIONS; PREPAYMENT

Section 5.1.      Quiet Enjoyment                                                                                12
Section 5.2.      Rental Payments; Basic Rental Payments;
                    and Additional Rental Payments                                                               12
Section 5.3.      Credits Toward Basic Rental Payments                                                           13
Section 5.4.      General Obligation; Obligations of
                    Company Unconditional                                                                        13
Section 5.5.      Prepayment of Rental Payments                                                                  14
Section 5.6.      Rights and Obligations of Company upon Full
                    Prepayment of Rental Payments                                                                14

                                                     ARTICLE VI

                                             MAINTENANCE, MODIFICATIONS,
                                                TAXES, AND INSURANCE

Section 6.1.      Maintenance of the Equipment                                                                   15
Section 6.2.      Modification of the Equipment                                                                  15
Section 6.3.      Improvements as Part of the Equipment                                                          15
Section 6.4.      Taxes, Assessments, and Utility Charges                                                        15
Section 6.5.      Insurance Required                                                                             16
Section 6.6.      Insurers and Policies                                                                          16
Section 6.7.      Application of Net Proceeds of Insurance                                                       17
Section 6.8.      Advances by Issuer                                                                             17
Section 6.9.      Obligation of Company to Maintain Insurance Regardless of Approval                             17

                                                     ARTICLE VII

                                       DAMAGE, DESTRUCTION, CONDEMNATION, ETC.

Section 7.1.      Damage or Destruction                                                                          18
Section 7.2.      Condemnation                                                                                   18

                                                    ARTICLE VIII

                                                 SPECIAL COVENANTS

Section 8.1.      No Warranty of Condition or Suitability; Use of Project                                        20
Section 8.2.      Indemnity and Hold Harmless Provisions                                                         20
Section 8.3.      Reimbursement of Issuer                                                                        20
Section 8.4.      Right of Access to the Project                                                                 21

Section 8.5.      Project as a Public Facility                                                                   21
Section 8.6.      Compliance with Orders, Ordinances, Etc.                                                       21
Section 8.7.      Discharge of Liens and Encumbrances                                                            21
Section 8.8.      Restriction Against Certain Religious Activities                                               22
Section 8.9.      Further Assurances and Corrective Instruments                                                  22

                                                     ARTICLE IX

                                       ASSIGNMENT; REMOVAL OF EQUIPMENT; ETC.

Section 9.1.      Assignment and Subleasing                                                                      23
Section 9.2.      Consent to Assignment                                                                          23
Section 9.3.      Restrictions on Mortgage or Sale of Project by Issuer                                          23
Section 9.4.      Removal of Equipment                                                                           23
Section 9.5.      Installation of Company's Own Machinery                                                        25
Section 9.6.      References to Loan Ineffective After Paid                                                      25

                                                      ARTICLE X

                                           EVENTS OF DEFAULT AND REMEDIES

Section 10.1.      Events of Default Defined                                                                     26
Section 10.2.      Remedies on Default                                                                           27
Section 10.3.      Remedies Cumulative                                                                           28
Section 10.4.      Agreement to Pay Attorneys' Fees and Expenses                                                 28
Section 10.5.      Delay or Omission Not a Waiver                                                                28
Section 10.6.      Interpretation of any Conflicting Provisions                                                  28
Section 10.7.      Force Majeure Provision                                                                       28

                                                     ARTICLE XI

                                        OPTIONS; PURCHASE OF EQUIPMENT; ETC.

Section 11.1.      Options to Terminate                                                                          30
Section 11.2.      Option to Purchase Equipment Prior to Payment of the Loan                                     30
Section 11.3.      Option to Purchase Equipment After Payment of the Loan                                        30
Section 11.4.      Conveyance on Exercise of Option to Purchase Equipment                                        30
Section 11.5.      Payments Upon, and Conditions For, Early Termination                                          30
Section 11.6.      Continuation of Certain Provisions                                                            31

                                                     ARTICLE XII

                                                    MISCELLANEOUS

Section 12.1.      Certificates and Opinions                                                                     32
Section 12.2.      Limited Liability of the Issuer                                                               32
Section 12.3.      Notices                                                                                       32
Section 12.4.      Binding Effect                                                                                33
Section 12.5.      Severability                                                                                  33
Section 12.6.      Limitation of Rights                                                                          33
Section 12.7.      Execution of Counterparts                                                                     34
Section 12.8.      Applicable Law                                                                                34
Section 12.9.      Table of Contents and Section Headings Not Controlling                                        34
Section 12.10.     No Liability of the County of Montgomery, Tennessee                                           34
Section 12.11.     Net Lease                                                                                     34
Section 12.12.     Not Partners                                                                                  34

Signatures                                                                                                       35
Acknowledgments                                                                                                  36

                                                      Exhibits

Exhibit "A"       Description of Land                                                                           A-1
Exhibit "B"       Requisition for Payment                                                                       B-1

                            EQUIPMENT LEASE AGREEMENT


         THIS EQUIPMENT LEASE AGREEMENT, dated as of July 8, 1998, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF MONTGOMERY, TENNESSEE (the "Issuer"), a public, nonprofit corporation organized and existing under the laws of the State of Tennessee, and STARTEK USA, INC., a Colorado corporation (the "Company") (the Issuer and the Company being herein called, collectively, the "Parties").


                                   WITNESSETH:

         WHEREAS, the Issuer is a public, nonprofit corporation and a public instrumentality of the County of Montgomery, Tennessee and is authorized under Chapter 53, Title 7, Tennessee Code Annotated, as amended (the "Act"), to enter into lease agreements with manufacturing, industrial, commercial, and financial enterprises with respect to one or more projects for such payments and upon such terms and conditions as the Board of Directors of the Issuer may deem advisable in accordance with the provisions of the Act in order to maintain and increase employment opportunities by inducing such enterprises to locate in or to remain in the State of Tennessee (the "State");

         WHEREAS, to induce the Company to locate a manufacturing facility in the County of Montgomery, Tennessee, the Company was informed that the Issuer would undertake to cause the Company to acquire additional land for and renovate a certain manufacturing facility on certain land owned by the Issuer (the land and building being referred to as the "Facility"), and to cause the Company to equip said Facility with such furniture, fixtures and equipment as it needed or desired for its operations (the "Equipment"), in Montgomery County, Tennessee, which Facility is to be owned by the Issuer and leased by the Issuer to the Company, and which Equipment is to be owned by the Issuer and leased by the Issuer to the Company, and the Issuer now proposes to acquire the Equipment and to lease the same to the Company, pursuant hereto, and to cause the Facility to be renovated and to lease the same to the Company, pursuant to a certain Facility Lease Agreement (the "Facility Lease"); and

         WHEREAS, the Board of Directors of the Issuer, pursuant to Section 7-53-102 of the Act, has found and determined that the agreement by the Issuer to acquire, equip and lease such manufacturing facility will develop trade and commerce in and adjacent to the County of Montgomery, Tennessee, will contribute to the general welfare, will alleviate conditions of unemployment and, has induced the Developer to locate in and will induce the Company to locate in Montgomery County, Tennessee;

         WHEREAS, the Issuer has not made and does not intend to make any profit by reason of its business or venture in which it may engage or by reason of its entering into this Lease, and no part of the Issuer's net earnings, if any, will ever inure to the benefit of any person, firm or corporation except the County of Montgomery, Tennessee; and,

         WHEREAS, the Issuer is authorized by law and has deemed it necessary to borrow money for the purpose of acquiring the Facility and to that end has duly authorized and directed the issuance of its not exceeding Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) Industrial Development Revenue Note, Series A (StarTek USA Project) (the "Series A Note"); and

         WHEREAS, the Issuer has executed a certain Collateral Assignment of Facility Lease (the "Assignment of Facility Lease") and a certain Deed of Trust, Assignment of Leases and Security Agreement (Facility) (the "Facility Deed of Trust") to secure, inter alia, the loan of the indebtedness (the "Facility Loan") evidenced by the Series A Note; and

         WHEREAS, the Issuer is authorized by law and has deemed it necessary to borrow money for the purpose of acquiring the Equipment and to that end has duly authorized and directed the issuance of its not exceeding Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) Industrial Development Revenue Note, Series B (StarTek USA Project) (the "Series B Note"); and

         WHEREAS, the Issuer has executed a certain Collateral Assignment of Equipment Lease (the "Assignment of Equipment Lease") and a certain Security Agreement (the "Security Agreement") to secure, inter alia, the loan of the indebtedness (the "Equipment Loan") evidenced by the Series B Note; and

         WHEREAS, the Issuer is authorized by law and has deemed it necessary to acquire and renovate the Facility and acquire the Equipment (the Facility and the Equipment being sometimes referred to as the "Project") as aforesaid, which acquisition of the Facility has occurred of even date herewith; and

         WHEREAS, the Issuer proposes to lease the Equipment to the Company and the Company desires to lease the Equipment from the Issuer upon the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section I.1. Definitions of Terms. In addition to the words and terms defined in the preamble hereto and elsewhere defined in this Lease, the following words and terms as used herein, whether or not the words have initial capitals, shall have the following meaning, unless the context or use indicates another or different meaning or intent, and such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined:

         "Act" means Chapter 53, Title 7, Tennessee Code Annotated, as amended and supplemented from time to time.

         "Additional Rental Payments" means that portion of the Rental Payments described in Section 5.2(b) of this Lease.

         "Authorized Representative" means, in the case of the Issuer, the Chairman, the Vice Chairman, the Secretary or any Assistant Secretary of the Issuer; in the case of the Company, the President, any Vice President, the Secretary or the Treasurer; and, in the case of any of them, such additional persons as, at the time, are designated to act on behalf of the Issuer, or the Company, as the case may be, by written certificate furnished to the Issuer or the Company as the case may be, containing the specimen signature of each such person and signed on its behalf by a previously Authorized Representative.

         "Basic Rental Payments" means that portion of the Rental Payments described in Section 5.2(a) of this Lease.

         "Building" means all buildings, structures, improvements, and fixtures located on the Land, the acquisition of which is financed with the proceeds of the Facility Loan, but not with the proceeds of the Equipment Loan.

         "Company" means (a) StarTek USA, Inc., a Colorado corporation, (b) any successors and assigns of such corporation, and (c) any surviving, resulting or transferee as permitted herein.

         "Condemnation" means the taking of title to, or the use of, the Facility or the Equipment under the exercise of the power of eminent domain by any governmental entity or any other person acting under governmental authority.

         "Costs of the Project" means all of those costs and expenses enumerated in Section 4.3 hereof.

         "Equipment" means those items of furniture, fixtures and equipment and related property acquired by the Issuer with the proceeds of the Series B Note, and any equipment acquired in substitution therefor and any renewals or replacements thereof pursuant hereto.

         "Equipment Loan Documents" means, collectively, the Series B Note, the Assignment of Equipment Lease, and the Security Agreement.

         "Event of Default" or "Default" means any of those events defined as Events of Default by Section 10.1 of this Lease.

         "Facility" means, collectively, the Land and Building.

         "Facility Lender" means StarTek USA, Inc., or any subsequent owner of the Series A Note.

         "Facility Loan Documents" means, collectively, the Series A Note, the Assignment of Facility Lease, and the Facility Deed of Trust.

         "Fiscal Year" means the fiscal year, as such from time to time exists, of the Company.

         "Independent Counsel" means an attorney or attorneys duly admitted to practice law before the highest court of any state of the United States of America or the District of Columbia, and shall include counsel for the Issuer and counsel for the Company.

         "Issuer" means The Industrial Development Board of the County of Montgomery, Tennessee, and its lawful successors and assigns.

         "Land" means the real estate and interests in real estate described in Exhibit "A" hereto annexed and by this reference made a part hereof, less such real estate and interest in real estate as may be taken by the exercise of the power of eminent domain as provided in Article VII of the Facility Lease and less such real estate and interest in real estate as may be sold to the Company pursuant to Article XI of this Lease.

         "Lease" means this Equipment Lease Agreement, as from time to time supplemented or amended.

         "Lender" means StarTek USA, Inc., or any subsequent owner of the Series B Note.

         "Lien" means any interest in Property securing an obligation owed to anyone, whether such interest is based on the common law, statute, or contract, and including, but not limited to, the security interest arising from a mortgage, encumbrance, pledge, conditional sale, trust receipt, lease, consignment, or bailment for security purposes. The term "Lien" also includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases, and other similar title exceptions and encumbrances, including, but not limited to, mechanics', materialmen's, warehousemen's, carriers', and other similar encumbrances affecting real property. For the purposes of this Lease, one shall be deemed to be the owner of any Property which he, she, or it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in someone else for security purposes.

         "Loan" means, collectively, the Facility Loan and the Equipment Loan.

         "Loan Documents" means, collectively, the Facility Loan Documents and the Equipment Loan Documents.

         "Loan Payment Date" means each date on which interest, principal, if any, or any of the foregoing, shall be payable on the Equipment Loan.

         "Net Proceeds" means so much of the gross proceeds with respect to which that term is used as remains after payment of all expenses, costs, and taxes, including reasonable attorney's fees and extraordinary expenses, incurred in obtaining such gross proceeds.

         "Permitted Encumbrances" means: (a) any Liens of record; (b) mechanics', materialmen's, warehousemen's, carriers', and other similar Liens to the extent permitted by Section 8.7 of this Lease; and, (c) Liens for taxes at the time not delinquent.

         "Project" means collectively:  (a) the Facility and (b) the Equipment.

         "Property" means any interest in any kind of property or assets, whether real, personal, or mixed, tangible or intangible.

         "Rental Payments" means, collectively, the Basic Rental Payments and the Additional Rental Payments, as described in Section 5.2 of this Lease.

         "State" means the State of Tennessee.

         "Substitute Facilities" means such facilities as defined in Section 7.2(a) of this Lease.

         "Term" means the term of this Lease as specified in Section 3.3 hereof.

         Section I.2. References to Lease. The words "hereof," "herein," "hereunder," and other words of similar import refer to this Lease as a whole.

         Section I.3. References to Articles, Sections, Etc. References to Articles, Sections, and other subdivisions of this Lease are to the designated Articles, Sections, and other subdivisions of this Lease as originally executed.

         Section I.4. Headings. The headings of this Lease are for convenience only and shall not define or limit the provisions hereof.

                               (END OF ARTICLE I)

                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES, AND COVENANTS


         Section II.1. Representations, Warranties, and Covenants of the Issuer. The Issuer hereby represents, warrants, and covenants as follows as the basis for the undertakings on its part herein contained:

                  (a) That the Issuer: (1) was legally created and exists under the provisions of the Act; (2) has the power under the provisions of the Act to enter into the transactions contemplated by this Lease and to carry out its obligations hereunder; and, (3) has been duly authorized, by proper action, to execute, deliver and perform this Lease and the Loan Documents;

                  (b) That the Project constitutes a "project" within the meaning of the Act, and that the Issuer is entering into the Loan Documents to aid in the financing of the Project to accomplish the public purposes of the Act;

                  (c) That the Issuer will finance the costs incurred in the acquisition of the Project in accordance with the terms and provisions hereof and of the Facility Lease, in order to induce and cause the Company to provide a manufacturing facility in Montgomery County, Tennessee, such facility upon its completion, to be leased to or occupied by (i) industrial, commercial, financial or service enterprises; (ii) nonprofit domestic corporations or enterprises whose purpose is the promotion, support and encouragement of either agriculture or commerce in the State or whose purpose is the promotion of the health, welfare and safety of the citizens of the State; or (iii) similar corporations or enterprises, thereby maintaining and increasing employment opportunities, and furthering the welfare of the residents of the County of Montgomery and of the State;

                  (d) That in order to finance the costs of the Project, the Issuer is entering into the Loan Documents;

                  (e) That to the Issuer's knowledge, the Project, as designed, complies with all presently applicable building and zoning ordinances;

                  (f) That the Issuer will not pledge the rentals and other amounts derived from the Project other than to secure the Loan and will not mortgage or encumber the Project;

                  (g) That nothing in this Lease shall be construed to require Issuer to operate the Project other than as lessor; and

                  (h) That all requirements of the Act have been complied with.

         Section II.2. Representations, Warranties, and Covenants of the Company. The Company hereby represents, warrants, and covenants as follows as the basis for the undertakings on its part herein contained:

                  (a) That the Company: (i) is a corporation duly organized and validly existing under the laws of the State of Colorado; (ii) has the power and authority to enter into this Lease; and (iii) has duly authorized the execution, delivery, and performance of this Lease; and

                  (b) That the execution and delivery of this Lease and the Equipment Loan Documents will be valid and binding on the Company and that neither the execution nor delivery of the foregoing documents, nor the consummation of the transactions contemplated thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof, will conflict with or result in a breach of any of the terms, conditions, or provisions of any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default hereunder or under any of the foregoing, or result in the creation or imposition of any Lien upon any Property of the Company under the terms of any instrument or agreement, other than the respective Liens, if any, under the Loan Documents and under this Lease; and

                  (c) That throughout the Term, the Company will not take, permit to be taken, fail to take, or permit to fail to be taken, any action which would cause the Project not to constitute a "project" within the meaning of the Act; and

                  (d) That the financing by the Issuer of the costs of acquiring the Project will induce and cause the Company to provide said Project; and

                  (e) That all of the proceeds of the Equipment Loan will be used for the payment of the Costs of the Project; and

                  (f) That to the knowledge of the Company, the execution, delivery and performance in accordance with the respective terms of this Lease, the Loan Documents (as applicable) and any other documents executed and delivered in connection with this transaction do not and will not (i) violate any applicable law or (ii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which Company is a party or by which Company or any of the Company's properties may be bound; and

                  (g) That there is no action, suit, proceeding or, to the Company's knowledge, any inquiry or investigation at law or in equity or before or by any public board or body pending or, to the Company's knowledge, threatened against or affecting the Company or the Company's property, wherein an unfavorable decision, ruling or finding would have a material, adverse effect on the validity or enforceability of the Loan, this Lease, or the Loan Documents, which has not been previously disclosed.

                               (END OF ARTICLE II)

                                   ARTICLE III

                              DEMISING CLAUSE; TERM

         Section III.1. Demise of Facility. The Issuer demises and leases to the Company, and the Company leases from the Issuer, the Equipment, subject only to Permitted Encumbrances, in accordance with the provisions of this Lease, to have and to hold for the Term.

         Section III.2. Lease Term. The Term of this Lease shall commence as of the date hereof and shall terminate January 1, 2004, unless earlier terminated pursuant to the provisions of Article XI hereof; PROVIDED, HOWEVER, that in no event shall this Lease be terminated (except pursuant to Section 10.2(a)(4) hereof), but the Term hereof shall continue on a month-to-month basis, until:
(a) the principal of the Loan and the interest thereon, shall have been paid in full or provisions made for such payment; (b) all liabilities, reasonable costs, and reasonable expenses of the Issuer, including those of its legal counsel, incurred pursuant to, or in connection with, this Lease shall have been fully paid and discharged to the satisfaction of the Issuer; and, (c) all other reasonable liabilities, costs, and expenses which the Company herein assumes or agrees to pay shall have been fully paid or satisfactory provision made therefor.

                              (END OF ARTICLE III)

                                   ARTICLE IV

                          ACQUISITION OF THE EQUIPMENT


         Section IV.1. Agreement to Equip the Project. The Issuer and the Company agree to take the following steps:

         (a) The Company agrees that it shall commence or will continue if such work shall have theretofore commenced, the acquisition and installation, in or about the Building and wholly within the boundary lines of the Land, the Equipment on behalf of itself and the Issuer. Such installation shall be in a good and workmanlike manner. The Company shall have the sole responsibility for, and the Issuer hereby appoints the Company its agent with respect to, the acquisition and installation of the Equipment, and may perform the same itself or through agents, contractors and others selected by it, and may make or issue such contracts, orders, receipts and instructions, and in general do or cause to be done all such other things, as it may in its sole discretion consider requisite or advisable for the acquisition of the Equipment, installing the Equipment and fulfilling its obligations under this Section 4.1. The Company shall have full authority and the sole right under this Lease to supervise and control, directly or indirectly, all aspects of the acquisition and the installation of the Equipment.

         (b) In order to effectuate the purposes of this Lease, as and when requested by the Company, the Issuer will make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other persons, firms or corporations and in general do all things which may be requisite or proper, all for equipping and completing the Project, and for evidencing the Issuer's ownership thereof.

         (c) Disbursements of Loan proceeds shall be made to the Company by the Lender from time to time only upon receipt of a Requisition for Payment in the form attached hereto as Exhibit B.

         Section IV.2. Issuance of Series B Note. In order to provide funds for the purpose of financing the cost of acquiring the Equipment, the Issuer has issued the Series B Note, and has entered into the other Equipment Loan Documents. The Issuer and the Company agree that the proceeds of the Equipment Loan shall be used to pay for Costs of the Project. It is agreed and understood that throughout the Term, the Equipment shall be owned by the Issuer, and leased to the Company pursuant to this Lease.

         Section IV.3. Costs of the Project. The proceeds of the Equipment Loan shall be drawn by the Company on behalf of the Issuer to pay for Costs of the Project. For purposes of this Lease, "Costs of the Project" shall consist of all costs of acquiring, improving, and installing the Equipment as the same may be available therefor and financed pursuant to the Equipment Loan Documents, including, without limitation:

                  (i) all costs of acquiring and installing the Equipment, including rigging, transportation, architectural, engineering, development, consulting, marketing and supervisory services with respect to acquisition and installation of the Equipment, and all other costs of providing the Equipment permissible under the Act, and capitalized interest heretofore accrued or paid in connection with the temporary financing of all or any part of the costs of any of the foregoing;

                  (ii) all fees, taxes, charges, and other expenses for recording or filing, as the case may be, the instrument or instruments conveying the Equipment to the Company, and reconveying the Equipment from the Company to the Issuer, this Lease, the Equipment Loan Documents or any additional documents, instruments or agreements relating thereto or to the Equipment Loan or this Lease;

                  (iii) all costs of entering into the Equipment Loan, including, but not limited to, all legal, accounting, feasibility study, financial advisory, legal investment, and any other fees, discounts, costs, and expenses incurred in connection with the preparation, reproduction, authorization, execution, and delivery of the Equipment Loan, Equipment Loan Documents, this Lease, and any and all additional documents, instruments or agreements related thereto;

                  (iv) reimbursement to the Company for any of the above enumerated items of cost or expense paid by it.

Nothing contained in this Lease, or in any related documents, shall impose upon the Issuer to see to the proper application of the proceeds of the Loan or any disbursement thereof.

         Section IV.4. Company Required to Pay Project Costs in Event Loan Insufficient. If the moneys in the Equipment Loan available for payment of the Costs of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to complete the equipping of the Project and to pay all that portion of the cost of the Project as may be in excess of the moneys available therefor in the Equipment Loan. The Issuer does not make any warranty, either express or implied, that the moneys under the Equipment Loan and which, under the provisions of this Lease, will be available for payment of the Costs of the Project, will be sufficient to pay all costs which will be incurred in that connection. The Company agrees that, if after exhaustion of the moneys in the Equipment Loan, the Company should pay any portion of the Costs of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer, nor shall it be entitled to any diminution in or postponement of the payments required to be made hereunder.

         Section IV.5. Payment of Expenses of Loan. The Company agrees to be liable and pay for recording expenses, reasonable legal fees, and other reasonable fees and expenses incurred or to be incurred by or on behalf of the Issuer in connection with or as an incident to the Equipment Loan or the Equipment Loan Documents.

         Section IV.6. Other Amounts Payable by the Company. The Company agrees to pay all reasonable costs and expenses (including reasonable attorney's fees), not otherwise paid under the terms of this Lease reasonably incurred by the Issuer in connection with, or as a direct or indirect result of, or in connection with the administration or enforcement of, and compliance with, this Lease and the Equipment Loan, or otherwise in regard to the Equipment. The Company may, however, without creating a default hereunder, contest in good faith the necessity, and the reasonableness of, any costs, expenses, fees, amounts, liabilities and obligations referred to in this Section 4.6 and in
Section 8.2 hereof.

                               (END OF ARTICLE IV)

                                    ARTICLE V

                          RENTAL PROVISIONS; PREPAYMENT


         Section V.1. Quiet Enjoyment. The Issuer hereby covenants and agrees that it will not take any action, other than pursuant to Section 8.4 or Article X of this Lease, to prevent the Company from having quiet and peaceable possession and enjoyment of the Project during the Term and will, at the request of the Company, and at the requesting person's cost, to the extent that it may lawfully do so, join in any legal action in which the Company asserts its right to such possession and enjoyment.

         Section V.2. Rental Payments; Basic Rental Payments; and Additional Rental Payments. The Company covenants and agrees to pay, or cause to be paid, as and for rental and for use of the Project, throughout the Term, the Basic Rental Payments and the Additional Rental Payments as provided in this Section, in funds which constitute lawful monies of the United States of America for the payment of public and private debts, as at the time of payment.

                  (a) Basic Rental Payments. The Company shall, throughout the Term, pay, or cause to be paid, as Basic Rental Payments, the following amounts:

                  (1) On or prior to any installment payment date for the Equipment Loan under the Series B Note, until the principal of, and interest on the Equipment Loan shall have been fully paid, a sum which will enable the Issuer to pay the amount payable on such date as principal of (whether at maturity, or upon acceleration or otherwise), and interest upon the Series B Note as provided in the Equipment Loan Documents.

                  (b) Additional Rental Payments. The Company shall from time to time pay, as Additional Rental Payments, within thirty (30) days of receipt of written demand therefor from the person entitled to payment thereof, an amount sufficient to pay the following costs and expenses to the extent such costs and expenses are not paid from the proceeds of the Equipment Loan:

                  (1) The reasonable fees and other costs incurred for services of such engineers, architects, attorneys, and independent accountants as are employed to make examinations, opinions, and reports required under, or contemplated by, this Lease;

                  (2) The reasonable fees and other costs, not otherwise paid under this Lease, incurred by the Issuer by reason of its leasing of the Project or in connection with its administration and enforcement of, and compliance with, this Lease, or otherwise in connection with the Project; and,

                  (3) All amounts advanced by the Issuer under authority of this Lease or otherwise and which the Company is obligated to repay.

         The Issuer hereby directs the Company to make the Basic Rental Payments to the Lender for payment of the Equipment Loan, and such payments shall be made in a timely manner so that the Issuer can comply with the provisions of the Equipment Loan Documents.

         Payments of Additional Rental Payments shall be made by the Company directly to the persons entitled to such payment.

         In the event the Company shall fail to make any payment required by this Section, the payment so in default shall continue as an obligation hereunder of the Company until the amount in default shall have been fully paid, and the Company shall pay, or cause to be paid, the same with interest thereon from the date of default until so paid at a rate per annum equal to twelve percent (12%) or the maximum rate of interest allowable by applicable law, whichever is less.

         The Company shall make the payments required by this Section without any further notice thereof except as may be specifically required by this Section.

         Section V.3. Credits Toward Basic Rental Payments. The following amounts shall be credited (to the extent, if any, which such amounts shall not have previously been the basis for such a credit) in the manner specified, against the Basic Rental Payments, and such Basic Rental Payments shall accordingly be reduced to the extent of any such credits:

                  (a) Any amounts paid as a prepayment of Basic Rental Payments pursuant to Section 5.5 hereof;

                  (b) Any other amounts paid to the Lender as a prepayment of Basic Rental Payments or the Equipment Loan pursuant to any provisions hereof or the terms thereof, including, but not necessarily limited to, Section 9.4 hereof.

         Section V.4. General Obligation; Obligations of Company Unconditional. The Company shall pay to or upon the order of the Issuer, at or before the time when payable by the Issuer, all reasonable costs and liabilities incurred by the Issuer in connection with its financing of the Equipment, under the Equipment Documents, or otherwise as a result of the transactions contemplated by this Lease.

         The obligations of the Company to make the payments required in Section
5.2 hereof, and to perform and observe any and all of the other covenants and agreements on its part contained herein, shall be a general obligation of the Company and shall be absolute and unconditional irrespective of any defense or any rights of setoff, recoupment, or counterclaim which the Company otherwise may have against the Issuer. The Company shall not: (a) suspend, discontinue, or abate any payment required by Section 5.2 hereof (except as provided in Section 5.3); (b) fail to observe any of its other covenants or agreements in this Lease or under the Equipment Loan Documents; or, (c) except as provided in Article XI hereof, terminate this Lease for any cause whatsoever, including, without limiting the generality of the foregoing, failure to complete the Project; failure of the Company to occupy or to use the Project as contemplated in this Lease or otherwise; any change or delay in the time of availability of the Project; any defect in the title, design, operation, merchantability, fitness, or condition of the Project or in the suitability of the Project for the purposes or needs of the Company; failure of consideration; eviction or constructive eviction; destruction of or damage to the Project; commercial frustration of purpose; the taking by Condemnation of title to or the use of all or any part of the Project; any change in the taxation or other laws of the United States of America or of the State or any political subdivision of either; any declaration or finding that any portion of this Lease is invalid or unenforceable; and, any failure of the Issuer, or the Lender to perform and observe any agreement, whether express or implied, or any duty, liability, or obligation arising out of or in connection with this Lease or otherwise.

         Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part contained in this Lease, and in the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer, as the Company may deem necessary to compel performance; provided, however, that anything contained herein to the contrary notwithstanding, no such action shall:
(a) violate the agreements on the part of the Company contained in the second paragraph of this Section; (b) diminish the amounts required to be paid by the Company pursuant to any provision of this Lease; or (c) seek to impose or impose any pecuniary liability on the Issuer payable from any source other than as provided in the Loan Documents, or any personal or pecuniary liability on any officer or director of the Issuer. The Company may, at its own cost and expense, and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any action involving third persons which the Company deems reasonably necessary in order to secure or protect its right to possession, occupancy, and use of the Project, and in such event the Issuer shall, provided the Company shall pay, or cause to be paid, all costs (including attorneys' fees) reasonably incurred by the Issuer in connection therewith as such costs accrue, cooperate fully with the Company.

         Section V.5. Prepayment of Rental Payments. (a) Basic Rental payments under Section 5.4(a)(1) may be prepaid in full or in part at any time without premium or penalty.

                  (b) The amount necessary to prepay the Rental Payments in full, or to provide for such full prepayment, shall be determined in accordance with the provisions of Section 11.2 or 11.5 of this Lease, as applicable.

         Section V.6. Rights and Obligations of Company upon Full Prepayment of Rental Payments. In the event the Rental Payments shall have been prepaid in full, the Company shall have the option to purchase the Project in accordance with the provisions of Article XI hereof. If such option is not exercised, then
(i) this Lease shall continue in accordance with its terms, and (ii) the Company shall have no further obligation to pay Basic Rental Payments during such paid up period of the Term hereof.

                               (END OF ARTICLE V)

                                   ARTICLE VI

                MAINTENANCE, MODIFICATIONS, TAXES, AND INSURANCE

         Section VI.1. Maintenance of the Equipment. Throughout the Term, the Company shall, at its own expense, keep and maintain the Equipment, or cause the Equipment to be kept and maintained, in good condition, repair, and working order (ordinary wear and tear excepted), making, or causing to be made, all repairs and replacements thereto (whether ordinary or extraordinary, structural or nonstructural, or foreseen or unforeseen), and operate the Equipment, or cause the Equipment to be operated, as deemed necessary and proper by the Company.

         Section VI.2. Modification of the Equipment. (a) The Company, at its own cost and expense, may make such additions, renewals, replacements, or improvements to or alterations of the Project, or may construct or place on the Facility, such additional or renewal or replacement facilities, furnishings, or equipment, as the Company may deem desirable to attain the purposes herein contemplated, provided that such additions, renewals, replacements, improvements, alterations, facilities, furnishings, or equipment shall not impair the fair market value, structural soundness, or usefulness of the Facility.

                  (b) At the request of the Company, the Issuer shall join in any application for such municipal and other governmental permits and authorizations as the Company may deem necessary or advisable in connection with any such construction, acquisition or installation, provided that the Company shall indemnify and hold the Issuer harmless, or cause the Issuer to be indemnified and held harmless, against and from all costs and expenses, including attorneys' fees, which may be incurred by the Issuer in connection with any such joinder or application.

         Section VI.3. Improvements as Part of the Equipment. All improvements, fixtures, accessions and other Property which shall be placed, or installed in or upon the Equipment as a substitute for, or in renewal or replacement of, any improvements, fixtures, accessions, or other Property constituting part of the Equipment, shall become a part of the Equipment.

         Section VI.4. Taxes, Assessments, and Utility Charges. (a) The Company shall pay, or cause to be paid, as the same shall respectively become due: (i) all taxes, in lieu of tax payments, regulatory fees, and governmental charges of any kind whatsoever, including ad valorem taxes, that may at any time be lawfully assessed or levied against or with respect to the Equipment and/or any furnishings, equipment, or other Property installed or brought by the Company or any other person, therein or thereon, excluding, however, any taxes levied upon or with respect to the income or revenues of the Issuer from the Equipment; (ii) all utility or other charges, including "service charges," incurred or imposed for the operation, maintenance, use, occupancy, upkeep, and improvement of the Equipment; and, (iii) all assessments and charges of any kind whatsoever lawfully made by any governmental body for public improvements which are in respect of the Equipment or any part thereof. It is acknowledged and agreed, however, that the Issuer and the Company do not expect or intend that any ad valorem taxes will be assessed against the Equipment during the Term.

         (b) The Company or any other person may, in good faith and at its own expense, contest any such taxes, in lieu of tax payments, assessments, and other charges, after giving notice of its intention to do so to the Issuer. In the event of any such contest, the Company or such other person, as applicable, may permit the taxes, assessments, or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless the Issuer shall notify the Company or such other person, as applicable, that by nonpayment of any such items the Equipment, or any part thereof, may be imminently subject to loss or forfeiture, in which event such taxes, assessments, or charges shall be paid promptly or secured by posting a bond in form and substance satisfactory to the Issuer. The Issuer shall, if requested by the Company or such other person, as applicable, and provided that the Issuer shall be indemnified and held harmless against and from all costs and expenses (including attorneys' fees) which may be reasonably incurred by the Issuer in connection therewith, cooperate fully with the Company or such other person, as applicable, in any such contest.

         Section VI.5. Insurance Required. (a) At all times throughout the Term, the Company shall maintain insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type, paying, as the same become due and payable, all premiums in respect thereto, including but not necessarily limited to:

                  (i) fire insurance with Uniform Standard Extended Coverage Endorsements or equivalent coverage obtainable through Federal or State programs, and vandalism and malicious mischief insurance, as may be approved for issuance in the State, at all times in an amount equal to not less than 80% of the replacement cost of the Equipment;

                  (ii) comprehensive general liability insurance with minimum limits of $500,000 for bodily injury, including death, and property damage arising from any one occurrence, and products liability insurance with minimum limits of $1,000,000 per person and $1,000,000 per occurrence; and

                  (iii) workers' compensation coverage and any other type of insurance required by the laws of the State.

                  Any of the insurance required above may provide deductible provisions in amounts not exceeding that in similar policies carried by businesses of a size and character similar to the Company, and the Company shall be a self-insurer to the extent of the amount of the deductible obtained.

                  (b) The Net Proceeds of the insurance carried pursuant to the provisions of this Section shall be paid and applied as provided by Section 6.7 hereof.

         Section VI.6. Insurers and Policies. Each insurance policy required by
Section 6.5 hereof shall be issued by a financially responsible insurer of recognized standing, legally authorized to provide the respective insurance in the State. Before the expiration of any such policy, the Company shall furnish the Issuer and the Lender evidence satisfactory to the Issuer and the

Lender, that such policy has been renewed or replaced, or is no longer required by this Lease. Without limiting the generality of the foregoing, all insurance policies carried pursuant to Section 6.5 hereof shall name the Company, the Lender and the Issuer as parties insured thereunder as the respective interest of each of such parties may appear, and each policy shall provide that losses thereunder shall be adjusted by the Company, with the insurer on behalf of the insured parties.

         Section VI.7. Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.5 hereof shall be applied as follows:

                  (a) The Net Proceeds of the insurance carried pursuant to Sections 6.5(a)(i) hereof shall be applied as provided in Section 7.1 hereof; and

                  (b) The Net Proceeds of the insurance carried pursuant to Sections 6.5(a)(ii) and 6.5(a)(iii) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

         Section VI.8. Advances by Issuer. (a) In the event the Company shall fail to pay, or fail to cause to be paid, any tax, assessment, or governmental charge required to be paid by the provisions of Section 6.4 hereof, prior to the date upon which such tax, assessment or charge would become delinquent, or maintain, or cause to be maintained, the full insurance coverage required by the provisions of Section 6.5 hereof, the Issuer, with not less than ten (10) days' prior written notice to the Company and the Lender, may (but shall be under no obligation to) pay such tax, assessment, or governmental charge or obtain or maintain the required policy of insurance, and pay the premium or premiums on the same.

                  (b) All amounts so advanced by any person pursuant to subsections (a) or (b) of this Section shall be promptly reimbursed by the Company to the person making the advance, together with interest thereon from the date of such advance to the date of reimbursement at a rate per annum equal to twelve percent (12%) or the maximum rate of interest allowable by applicable law, whichever is less.

         Section VI.9. Obligation of Company to Maintain Insurance Regardless of Approval. No acceptance or approval of any insurance policy by the Issuer shall relieve or release the Company from any liability, duty, or obligation under the provisions of this Lease.

                               (END OF ARTICLE VI)

                                   ARTICLE VII

                     DAMAGE, DESTRUCTION, CONDEMNATION, ETC.

         Section VII.1. Damage or Destruction. (a) In the event the Equipment shall be damaged or destroyed (in whole or in part) at any time during the Term:

                   (i) the Company shall promptly give, or cause to be given, written notice of such damage or destruction to the Issuer and the Lender;

                   (ii) any Net Proceeds of insurance resulting from damage to or destruction of the Equipment shall be applied by the Company, at the option of the Lender, to the prepayment of all or any portion of Rental Payments and/or to the repair or replacement of the Equipment;

                   (iii) so long as there shall be outstanding any indebtedness evidenced by the Loan, the Company shall, if and to the extent required by the Lender, promptly replace, repair, or restore the Equipment to such condition, value, and utility to allow the Equipment to operate as it was designed to operate prior to such damage or destruction, with such changes, alterations, and modifications (including the substitution and addition of other Property), as may be then approved by the Lender.

          In the event such Net Proceeds of insurance, or the portion thereof, if any, are insufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall be obligated to complete such replacement, repair, or restoration, paying from its own monies that portion of the costs thereof in excess of such Net Proceeds of insurance.

          All such replacements, repairs, or restoration of the Facility made pursuant to this Section, whether or not requiring the expenditure of monies of the Company, shall automatically become a part of the Facility the same as if specifically described herein.

                  (b) If the Loan, including the interest payable thereon, and all sums payable pursuant to Section 5.2(b) hereof, have been fully paid, or provision therefor has been made, all such Net Proceeds of insurance shall be paid to the Company.

                  (c) The Company shall be entitled to any insurance proceeds or portion thereof made for damage to or destruction of any Property which, at the time of such damage or destruction, is not part of the Project.

         Section VII.2. Condemnation. (a) In the event all or any part of the title to, or the use of, the Equipment shall be taken by Condemnation during the
Term:

                   (i) the Company shall promptly give, or cause to be given, written notice of any Condemnation proceedings of, or affecting, the Equipment, or any portion thereof, to the Lender;

                   (ii) any Net Proceeds of any Condemnation award shall be applied by the Company, at the option of the Lender, to the prepayment of any portion of Rental Payments, to the restoration of the Equipment, and/or to the acquisition of Substitute Facilities, as such term is hereinafter defined;

                   (iii) so long as there shall be outstanding any indebtedness evidenced by the Loan, the Company shall, to the extent required by the Lender, (i) promptly restore the Equipment to such condition, value, and utility to allow the Equipment to operate as it was designed to operate prior to such Condemnation, with such changes, alterations, and modifications (which do not increase expense, unless the Company pays such additional cost) as may be then required by the Lender, or (ii) acquire, by construction or otherwise, equipment (the "Substitute Facilities"), acceptable to the Lender, of such nature and value to allow the Equipment to operate as it was designed to operate prior to such condemnation, with such changes, alterations, and modifications as may be then required by the Company.

          In the event that such Net Proceeds are not sufficient to pay in full the costs of such restoration of the Equipment or such acquisition of Substitute Facilities, the Company shall be obligated to complete such restoration or acquisition, or to acquire such Substitute Facilities, as applicable, and shall pay from its own monies that portion of the costs thereof in excess of such Net Proceeds of any condemnation award.

          The restored portions of the Equipment, or the Substitute Facilities, whether or not requiring the expenditure of the moneys of the Company shall automatically become part of the Equipment.

                  (b) If the Loan, including the interest payable thereon, and all sums payable pursuant to Section 5.2(b) hereof, have been fully paid, all such Net Proceeds of any Condemnation award shall be paid as provided in this Lease or if no provision with respect thereto is made, such Net Proceeds shall be paid to the Company.

                  (c) The Company shall be entitled to the proceeds of any Condemnation award or portion thereof made for damage to, or taking of, any Property which, at the time of such damage or taking, is not part of the Project.

                              (END OF ARTICLE VII)

                                  ARTICLE VIII

                                SPECIAL COVENANTS

          Section VIII.1. No Warranty of Condition or Suitability; Use of Project. The Company acknowledges its full familiarity with the Equipment, and it represents that it is solely responsible for the plan under which the Equipment will be operated and maintained. The Issuer makes no representations or warranties, either express or implied, as to the condition, title, design, operation, merchantability, or fitness of the Project, or that it is, or will be, suitable for the purposes or needs of the Company.

          Section VIII.2. Indemnity and Hold Harmless Provisions. The Company hereby releases the Issuer, its members, agents, employees, and consultants from; agrees that the Issuer, its members, agents, employees, and consultants shall not be liable for; and agrees to reimburse and indemnify and hold the Issuer, its members, agents, employees, and consultants harmless from and against, any and all: (a) liability for loss or damage to Property or any injury to or death of any and all persons that may be occasioned by any cause whatsoever pertaining to the Project or arising by reason of or in connection with the acquisition, occupation, or use of said Project; (b) liability arising from, or expense incurred by reason of, the Issuer's leasing of the Project, and all causes of action and attorneys fees and any other expense incurred in defending any suits or actions which may arise as a result of any of the foregoing excluding Issuer's obligations to the Company hereunder; and (c) all costs and expenses of the Issuer or the officers, directors, or employees thereof, incurred as a result of carrying out its obligations under this Lease, the Loan Documents, or any other document herein contemplated; provided, however, that the foregoing shall not apply to the gross negligence or wanton or willful misconduct of the Issuer, its members, agents, consultants and employees.

          Section VIII.3. Reimbursement of Issuer. Notwithstanding that it is the intention of the parties that the Issuer shall not incur any pecuniary liability by reason of this Lease, or the Loan Documents, or by reason of any actions, documents, statutes, ordinances, or regulations pertaining to the foregoing, the Company shall promptly pay any and all reasonable costs and expenses, as such costs and expenses accrue, which may be incurred by, or judgments which may be rendered against, the Issuer, or any of its officers, employees, or agents at any time or times during, or subsequent to the Term: (a) in enforcing any of the terms, covenants, conditions, or provisions of this Lease; (b) in defending any action, suit, or proceeding brought against the Issuer, or any of its respective officers, employees, or agents as a result of the violation of, or failure to comply with, any present or future Federal, State, or municipal law, ordinance, regulation, or order, or as a result of any alleged failure, neglect, misfeasance, or default on the part of the Company, or any of the employees, servants, agents, or independent contractors of any of the foregoing in connection with, arising from, or growing out of, this Lease or in connection with the Loan, the Loan Documents, or the Project, or any operations conducted in, or any use or occupancy of, said Project, or any action pertaining to, or connected with, any of the foregoing.

          Section VIII.4. Right of Access to the Project. The Issuer and its duly authorized agents shall have the right at all reasonable times to enter upon, and to examine and inspect, the Project. In addition, the Issuer and its duly authorized agents shall have such rights of access to the Project as may be reasonably necessary for the proper maintenance and repair of the Project in the event of any failure by the Company to perform its obligations hereunder.

          Section VIII.5. Project as a Public Facility. The Company shall, during the Term, admit, or cause to be admitted, persons, employ, or cause to be employed, persons at, and render, or cause to be rendered, services at, the Project without discrimination as to race, religion, creed, color, sex, age, or national origin.

          Section VIII.6. Compliance with Orders, Ordinances, Etc. (a) The Company shall throughout the Term, without expense to the Issuer, promptly comply, or promptly cause compliance, with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, contract provisions, and requirements of all Federal, State, county, municipal, and other governments, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials, and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Project, or any part thereof, or to any of the streets, roads, passageways, sidewalks, curbs, gutters adjoining the Project, or any part thereof, or to any use, manner of use, or condition of the Project, or any part thereof.

                  (b) Notwithstanding the provisions of subsection (a) of this section, the Company or any other person may, in good faith and at his, her, or its own expense, upon prior written notice to the Issuer, contest the validity or the applicability of any requirement of the nature referred to in subsection
(a) of this section. In such event, the Company, or any such person, as applicable, may fail to comply with the requirement or requirements so contested during the period of such contest, and any appeal therefrom, unless the Issuer or the Trustee shall notify the Company, or any such person, as applicable, that by failure to comply with such requirement or requirements, the Project, or any part thereof, may be imminently subject to loss or forfeiture, in which event the Company shall promptly take such action with respect thereto as shall be satisfactory to the Issuer. The Issuer shall, if requested by the Company, or such other person, as applicable, and provided that the Issuer shall be indemnified and held harmless against and from all costs and expenses (including attorneys' fees) which may be reasonably incurred by the Issuer in connection therewith, cooperate fully with the Company, or such other person, as applicable, in any such contest.

          Section VIII.7. Discharge of Liens and Encumbrances. (a) The Company shall not permit or create, or suffer to be permitted or created, any Lien, except for Permitted Encumbrances, upon the Equipment or any part thereof, by reason of any labor, materials, or services rendered or supplied, or claimed to be rendered or supplied, with respect to the Equipment, or any part thereof. The Company shall immediately give notice to the Issuer of the filing or assertion of any such Lien of which it has knowledge, and shall, within thirty (30) days after receipt of actual or constructive notice of the filing or assertion of any such Lien, satisfy the Lien or cause it to be discharged of record or otherwise prevent the enforcement thereby by payment, deposit, filing the requisite bond, or taking such other action as shall be reasonably satisfactory to the Issuer.

                   (b) Notwithstanding the provisions of subsection (a) of this section, the Company, or any other person, may, in good faith and at his, her, or its own expense, upon prior written notice to the Issuer, contest any such Lien. In such event, the Company, or any such person, as applicable, may permit the Lien or encumbrance so contested to remain undischarged and unsatisfied during the period of such contest, and any appeal therefrom, unless the Issuer shall notify the Company, or any such persons, as applicable, that by nonpayment of such Lien or encumbrance the Project, or any part thereof, may be imminently subject to loss or forfeiture, in which event, the Company shall promptly secure payment of such unpaid Lien or encumbrance by filing, or causing to be filed, the requisite bond, in form and substance satisfactory to the Issuer. The Issuer shall, if requested by the Company, or such other person, as applicable, and provided that the Issuer shall be indemnified and held harmless against and from all costs and expenses (including attorneys' fees) which may be reasonably incurred by the Issuer in connection therewith, cooperate fully with the Company, or such other persons, as applicable, in any such contest.

          Section VIII.8. Restriction Against Certain Religious Activities. The Company hereby covenants that, for such period as may be required by law, no part of the Project shall be used for sectarian instruction, or as a place of religious worship, or in connection with any part of a program of a school or department of divinity of any religious denomination.

          If at any time the applicable law would permit the Project to be used for a purpose prohibited by this Section, such prohibition shall, to that extent, be of no further force or effect. This covenant shall survive any termination of this Lease.

          Section VIII.9. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project hereby leased or intended so to be or for carrying out the expressed intention of this Lease.

                              (END OF ARTICLE VIII)

                                   ARTICLE IX

                     ASSIGNMENT; REMOVAL OF EQUIPMENT; ETC.

                  Section IX.1. Assignment and Subleasing. (a) This Lease may be assigned and the Project subleased, as a whole or in part, by the Company without the necessity of obtaining the consent of the Issuer, subject, however, to each of the following conditions: (i) no assignment shall relieve the Company from primary liability for any obligations under this Lease, and in the event of any such assignment, the Company shall continue to remain primarily liable for payment of the amounts specified in this Lease and for performance and observance of the other agreements on its part provided to be performed and observed by the Company to the same extent as though no assignment had been made; (ii) the assignee or sublessee shall assume the obligations of the Company hereunder to the extent of the interest assigned or subleased; (iii) the Company shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the Issuer a true and complete copy of each assignment, assumption of obligation or sublease, as the case may be; and (iv) Lender shall have consented to such assignment, assumption of obligation or sublease.

                           (b) The Company may contract for the performance by
others of operations or services on, or in connection with, the Project, or any part thereof, for any lawful purpose; provided, however, that any such contract shall not be inconsistent with the provisions of this Lease or the Loan Documents and that the Company shall remain fully obligated and responsible under this Lease, to the same extent as if such contract had not been executed.

                  Section IX.2. Consent to Assignment. The Issuer shall assign its rights to receive certain monies under this Lease to the Lender as security for the payment of the Loan. Such assignment shall in no way diminish or impair the obligations, if any, of the Issuer under this Lease and shall be subject and subordinate to this Lease. The Company hereby agrees and consents to such assignment by the Issuer, and further agrees and consents to all terms, provisions, and conditions of the Assignment of Equipment Lease.

                  Section IX.3. Restrictions on Mortgage or Sale of Project by Issuer. The Issuer agrees that, except for any assignment, mortgage or pledge of its interest in the rentals hereunder to Lender pursuant to the Assignment of Equipment Lease, it will not mortgage, sell, assign, transfer or convey the Project or any portion thereof during the Term, except as otherwise permitted herein.

                  Section IX.4. Removal of Equipment. (a) In the event the Company determines from time to time that any item constituting a part of the Equipment has become inadequate, obsolete, worn out, unsuitable, undesirable, or unnecessary, the Company may remove such item constituting a part of the Equipment, and may sell, trade-in, exchange, or otherwise dispose of the same, as a whole or in part, provided that:

                           (i) Such removal will not materially impair the
                  overall efficiency of the operation of the Project, or adversely affect the structural integrity of the Project; and,

                           (ii) The Company shall either:

                                    (A) substitute, or cause to be substituted,
                           for such removed item (by direct payment of the costs thereof), and install, or cause to be installed, in the Project, other fixtures or related property having equal or greater value and utility in the operation of the Project (but not necessarily having the same function), all of which substituted property shall be free of all Liens, other than Permitted Encumbrances, and shall become a part of the Project; or,

                                    (B) not make, or cause to be made, any such
                           substitution and installation, provided that: (i) in the case of the sale of any such removed item (other than to itself), or in the case of the scrap thereof, the Company shall pay, or cause to be paid, to the Lender, unless the Loan is paid, the proceeds from such sale of the scrap thereof, as the case may be; or, (ii) in the case of the trade-in of such removed item for other property not to be installed in the Project, the Company shall pay, or cause to be paid, to the Lender, unless the Equipment Loan is paid, an amount of money equal to the credit received by it in such trade-in; or, (iii) in the case of the sale of any such removed item of Equipment by the Company or in the case of any other disposition thereof, the Company shall pay to the Lender, unless the Equipment Loan is paid, an amount of money equal to the fair market value thereof at the time of sale or other disposition.

                  Any monies paid to the Lender pursuant to the provisions of this Section shall be as a prepayment of the Equipment Loan, as applicable, and the Company shall receive a credit therefor in accordance with the provisions of
Section 5.3 hereof.

                           (b) Notwithstanding any provision of Section 9.4(a)
hereof, unless the Loan Documents require otherwise, the Company without being required to make the substitution specified in Section 9.4(a)(ii)(A) hereof, or the payment specified in Section 9.4(a)(ii)(B) hereof, may remove and sell or otherwise dispose of any item or items of Equipment and without the necessity of notifying the Lender, provided that the aggregate value of such Equipment so removed does not exceed: (A) Five Hundred Thousand Dollars ($500,000) in any Fiscal Year; and, (B) One Million Dollars ($1,000,000) in all Fiscal Years during the Term. The value of any such Equipment so removed pursuant to this subsection (b) shall not be included in the computations required by Section 9.4(c) hereof.

                           (c) The Issuer shall promptly execute any and all
instruments deemed necessary by the Company, in its sole discretion, to fully effectuate the provisions of this Section.

                  Section IX.5. Installation of the Company's Own Machinery. The Company may, from time to time, in its sole discretion and at its own expense, install machinery, equipment and other tangible and movable property in the Building or on the Land. All such machinery, equipment and other tangible and movable property shall remain the sole property of the Company in which the Issuer shall have no interest.

                  Section IX.6. References to Loan Ineffective After Paid. Upon payment in full of the Facility Loan or the Equipment Loan, all references in this Lease to the Facility Loan or the Equipment Loan and to the Lender or Facility Lender, as applicable, shall be ineffective and the Lender or Facility Lender, as applicable, shall not thereafter have any rights hereunder.

                               (END OF ARTICLE IX)

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

                  Section X.1. Events of Default Defined. Each of the following shall be an "Event of Default" under this Lease, and the terms "Event of Default" or "Default" shall mean, whenever they are used in such Lease, any one or more of the following events:

                           (a) The failure by the Company to pay, or cause to be
paid, within thirty (30) days of when due, the Basic Rental Payments, or any part thereof, specified to be paid under Section 5.2 hereof;

                           (b) The filing by the Company of a voluntary petition
in bankruptcy or any petition or other pleading seeking any reorganization, composition, readjustment, liquidation, or similar relief under any present or future law or regulation, or the seeking of or consent to or acquiescence in the appointment of any trustee, receiver, or liquidator of all or any substantial part of its assets or of its interest in the Project, or the making of a general assignment for the benefit of creditors, or the admission in writing of the inability by the Company to pay its debts generally as the same shall become due;

                           (c) The adjudication of the Company to be bankrupt or
insolvent, or the filing of a petition or other pleading against the Company seeking an adjudication of bankruptcy, reorganization, composition, readjustment, liquidation, or similar relief under any present or future law or regulation, which shall remain undismissed or unstayed for an aggregate of sixty
(60) days (whether or not consecutive), or the entry of an order or decree by a court of competent jurisdiction, without the consent or acquiescence of the Company, appointing a trustee in bankruptcy or reorganization or a receiver or liquidator of the Company, of all or any substantial part of its Property, or of the Project, which order or decree shall continue unvacated or unstayed on appeal or otherwise and in effect for a period of ninety (90) days (whether consecutive or not);

                           (d) The occurrence of a "default" or an "event of
default" under any of the Loan Documents;

                           (e) Subject to Section 10.7, the failure by the
Company to observe and perform any covenant, condition, or agreement hereunder on its part to be observed or performed [except obligations referred to in paragraphs (a), (b) or (c) of this Section for which no such notice must be given] for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer, unless the Issuer shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer will not unreasonably withhold its consent to an extension of such time if corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected.

                  Section X.2. Remedies on Default. (a) Whenever an Event of Default shall have occurred and be continuing, the Issuer or the Lender may take any one or more of the following remedial steps:

                           (1) Declare, by written notice to the Company, to be
                  immediately due and payable, whereupon the same shall become due and payable: (i) all unpaid Rental Payments payable pursuant to Section 5.2 hereof in an amount equal to the amount required to pay, or cause to be paid, the Loan; and,
                  (ii) all other payments due or to become due under this Lease;

                           (2) Withhold any or all further performance under
                  this Lease (except that the Company may, never-the-less exercise any option granted pursuant to Article XI hereof, in which event, Issuer shall perform its obligations thereunder);

                           (3) Re-enter and take possession of the Project
                  without terminating this Lease, and sublease the Project for the account of the Company, holding the Company liable for the difference in the rent and other amounts payable by such sublessee in such subleasing and the Rental Payments and other amounts payable by the Company hereunder;

                           (4) Terminate the Term, exclude the Company from
                  possession of the Project and use its best efforts to lease the Project to another for the account of the Company, holding the Company liable for all Rental Payments and other payments due up to the effective date of such leasing and for the difference in the amounts payable by such new lessee and the amounts payable by the Company under this Lease; and/or

                           (5) Take any other action or proceeding permitted by
                  the terms of this Lease.

                           (a) Whenever any Event of Default shall have occurred
and be continuing, the Issuer may take, in addition to the above and the following, whatever action at law or in equity may appear necessary or desirable to collect the Rental Payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement, warranty or covenant of the Company under this Lease.

                           (b) Any sums paid to the Issuer (other than for
indemnity for costs or other expenses) by reason of any remedy specified in this Section, shall be used to pay all or a portion of the Loan.

                           (c) No action taken pursuant to this Section shall
relieve the Company from its obligation to make all payments required under
Section 5.2 hereof.

                           (d) Notwithstanding the foregoing provisions of this
Section, until final action pursuant to this Section shall have been taken which would preclude such action, the Company may (i) pay all accrued unpaid Rental Payments (exclusive of such Rental Payments accrued solely by virtue of acceleration thereof as provided in Section 10.2(a)(1) hereof), in which event, this Lease shall be fully reinstated as if an Event of Default had not occurred and otherwise fully cure all Events of Default, and/or (ii) exercise any option granted pursuant to Article XI hereof.

                  Section X.3. Remedies Cumulative. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Lease, or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Lease.

                  Section X.4. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company shall default under any of the provisions of this Lease, and the Issuer shall employ attorneys or incur other expenses for the collection of amounts payable hereunder, or the enforcement of performance or observance of any obligations or agreements on the part of the Company herein contained, the Company shall, on demand therefor, pay to the Issuer the reasonable fees of such attorneys and such other expenses so incurred.

                  Section X.5. Delay or Omission Not a Waiver. No delay or omission of the Issuer to exercise any right or power accruing upon any breach of any covenant or agreement contained herein, or upon the happening of any other Default hereunder, shall impair any such right or power, or shall be construed to be a waiver of any such right or power, or shall be construed to be a waiver of any other Default hereunder, or any acquiescence therein; and every such power, right, or remedy contained herein of the Issuer may be exercised from time to time and as often as may be deemed expedient by the Issuer. Any waiver, permit, consent, or approval of any form or character on the part of the Issuer of any breach of, or default under, this Lease, or any waiver on the part of the Issuer or the Lender of any provision or condition herein, must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  Section X.6. Interpretation of any Conflicting Provisions. In the event of any conflict between any of the provisions hereof, or between any such provisions and the provisions of the Loan Documents, except to the extent otherwise provided in such document, the provisions of the Loan Documents shall prevail.

                  Section X.7. Force Majeure Provision. The provisions of
Section 10.1(d) are subject to the following limitations: if, by reason of force majeure, the Company is unable in whole or in part to carry out the agreements of the Company on its part herein contained, the

Company shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes; lockouts or other industrial disturbances; acts of public enemies; orders of any kind of any governmental body, including the government of the United States or of the State or any of their departments, agencies, or officials, or any civil or military authority; insurrections; riots; epidemics; landslides, lightning; earthquake; fire; hurricane; storms; floods; washouts; droughts; arrests; restraint of government and people, civil disturbances; explosions, breakage or accident to machinery, transmission pipes, or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Company, in each case which has the effect of making it impossible (as distinguished from impracticable) for the Company to perform, it being agreed that the settlement of strikes, lockouts, and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts, and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Company, unfavorable to the Company.

                               (END OF ARTICLE X)

                                   ARTICLE XI

                      OPTIONS; PURCHASE OF EQUIPMENT; ETC.

                  Section XI.1. Options to Terminate. The Company shall have, and is hereby granted, the following options to terminate this Lease:

                           (a) At the time of any prepayment of the Rental
Payments in whole pursuant to the provisions of Section 5.5 hereof, the Company may terminate this Lease (i) by paying to the appropriate person the amounts required by Section 11.5 hereof, and (ii) by Company giving the Issuer notice in writing of such termination.

                           (b) At any time after full payment of the Loan, the
Company may terminate this Lease by giving the Issuer notice in writing of such termination.

                  Section XI.2. Option to Purchase Equipment Prior to Payment of the Loan. The Company shall have, and is hereby granted, the option to purchase the Equipment prior to the full payment of the Loan at the time of any prepayment of the Rental Payments in whole pursuant to the provisions of Section
5.5 hereof. The purchase price payable by the Company in the event of its purchase pursuant to this Section shall be a sum equal to One Hundred Dollars ($100) plus the amount necessary to prepay the Rental Payments in whole.

                  Section XI.3. Option to Purchase Equipment After Payment of the Loan. The Company shall have, and is hereby granted, the further option to purchase the Equipment at any time following full payment of the Loan for a purchase price of One Hundred Dollars ($100). To exercise the option granted in this Section, the Company shall notify the Issuer of its intention so to exercise such option not less than five (5) days nor more than ninety (90) days prior to the proposed date of purchase and shall on the date of purchase pay such purchase price to the Issuer.

                  Section XI.4. Conveyance on Exercise of Option to Purchase Equipment. At the closing of any purchase pursuant to this Lease, the Issuer shall upon receipt of the purchase price deliver to the Company the following: documents (including, without limitation, a special warranty deed and bill of sale) conveying to the Company good and marketable title to said Property as it then exists, subject to the following: (i) those Liens (if any) to which title to said Property was subject when conveyed to the Issuer; (ii) those Liens created by the Company or to the creation or suffering of which the Company consented; (iii) those Liens resulting from the failure of the Company to perform or observe any of the agreements on its part contained in this Lease; and (iv) Permitted Encumbrances other than the Loan Documents.

                  Section XI.5. Payments Upon, and Conditions For, Early Termination. Termination by the Company of this Lease pursuant to Section 11.1 hereof or the purchase of the Project pursuant to Section 11.2 hereof shall not be effective until the Company shall have made the following payments:

                           (a) To the Lender an amount which will be sufficient
to pay the Equipment Loan in full;

                           (b) To the Lender, an amount sufficient to pay all
unpaid fees and expenses of the Lender under the Equipment Loan Documents or otherwise;

                           (c) To the Issuer, an amount certified by the Issuer
sufficient to pay all unpaid fees and expenses (including attorneys' fees) of the Issuer incurred under this Lease; and

                           (d) To the appropriate person, an amount sufficient
to pay all other fees, expenses, or charges, if any, due and payable or to become due and payable under this Lease or the Equipment Loan Documents and not otherwise paid or provided for.

                  Section XI.6. Continuation of Certain Provisions. Upon termination of this Lease, the liabilities of the Company under such Lease shall terminate, except that its liabilities and obligations under Sections 8.2 and
8.3 of this Lease, and as otherwise herein expressly provided, shall nevertheless survive.

                               (END OF ARTICLE XI)

                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section XII.1. Certificates and Opinions. Any certificate or opinion made or given by an officer or director of the Issuer may be based (whether or not expressly so stated), insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer or director knows that the certificate or representations with respect to the matter upon which his or her certificate or opinion may be based are erroneous; and, any certificate or opinion made or given by counsel may be based (insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer) upon the certificate or opinion of, or representation by, an officer or director of the Issuer, unless such counsel knows that the certificate or representations with respect to the matters upon which his or her certificate or opinion may be based as aforesaid are erroneous.

                  Section XII.2. Limited Liability of the Issuer. No recourse under or upon any obligation, covenant, agreement or certification contained in the Loan Documents, in the Loan, or in this Lease, or in any other document whatsoever, or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Loan Documents, this Lease or any other document, shall be had against any incorporator, member, director or officer, as such, past, present or future, of the Issuer, either directly or through the Issuer or any receiver thereof, or for the payment of any other sum or for the performance of any obligation under the Loan Documents, this Lease, or any other document or certification; provided, however, that the foregoing shall not apply to the gross negligence or wanton or willful misconduct of the Issuer, its members, agents, consultants and employees. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director or officer, as such, to respond by reason of any act or omission on his part or otherwise, for the payment for or to the Issuer or any receiver thereof, of any sum that may remain due and unpaid upon the Loan, is hereby expressly waived and released as a condition of and consideration for the execution of the Loan Documents and this Lease.

                  Section XII.3. Notices. All notices, certificates, and other communications hereunder shall be in writing, and shall be sufficiently given and shall be deemed given when delivered and, if delivered by mail, shall be sent by registered mail or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  To the Issuer:

                           The Industrial Development Board
                           of the County of Montgomery, Tennessee
                           c/o Batson, Nolan, Brice, Harvey & Williamson, PLLC 121 South Third Street
                           P.O. Drawer O
                           Clarksville, Tennessee  37041

                  To the Company:

                           StarTek USA, Inc.
                           111 Havana Street
                           Denver, Colorado 80010
                           Attention: E. Preston Sumner, Jr.


                  With a copy to:

                           J. Thomas Trent, Jr.
                           Boult, Cummings, Conners & Berry
                           414 Union Street, Suite 1600
                           Nashville, Tennessee  37219

                  To the Lender:

                           StarTek USA, Inc.
                           111 Havana Street
                           Denver, Colorado 80010
                           Attention: E. Preston Sumner, Jr.


                  Section XII.4. Binding Effect. This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Company, and the respective heirs, executors, successors, administrators, and assigns of the foregoing.

                  Section XII.5. Severability. In the event any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section XII.6. Limitation of Rights. Except as otherwise expressly provided herein, nothing in this Lease, express or implied, shall be construed to confer upon any person, other than the Issuer, the Company and the Lender, any right, remedy or claim, legal or equitable, under or by reason of this Lease or any provisions hereof.

                  Section XII.7. Execution of Counterparts. This Lease may be executed in several counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

                  Section XII.8. Applicable Law. This Lease has been executed and delivered in the State of Tennessee. It is intended that such Lease shall be construed and governed exclusively by the applicable laws of the State of Tennessee and the United States of America.

                  Section XII.9. Table of Contents and Section Headings Not Controlling. The Table of Contents and the headings of the several Sections in this Lease have been prepared for convenience of reference only and shall not control, affect the meaning, or be taken as an interpretation of any provision of this Lease.

                  Section XII.10. No Liability of the County of Montgomery, Tennessee. The County of Montgomery, Tennessee, shall not in any event be liable for the payment of the principal of, or interest on, the Loan, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever herein contained by or of the Issuer and neither the Loan Documents nor any of the Issuer's agreements or obligations herein or otherwise shall be construed to constitute an indebtedness of the County of Montgomery, Tennessee within the meaning of any constitutional or statutory provision whatsoever.

                  Section XII.11. Net Lease. This Lease shall be deemed and construed to be a fully "net lease," and the Company shall pay absolutely net during the Term the rent and all other payments required hereunder, free of any deductions, and without abatement, deduction or setoff, other than those herein expressly provided.

                  Section XII.12. Not Partners. Nothing contained herein or in any other document shall be deemed to render Issuer, Lender, or the Company partners or venturers for any purpose.

                              (END OF ARTICLE XII)

                  IN WITNESS WHEREOF, the Issuer has caused this Lease to be executed in its corporate name, its official seal to be hereunto affixed and attested by its duly authorized officer, and the Company has caused this Lease to be executed in its name and behalf by its authorized officer, all as of the date first above written.

                                         THE INDUSTRIAL DEVELOPMENT BOARD
                                         OF THE COUNTY OF MONTGOMERY,
                                         TENNESSEE

                                         /s/ Rufus S. Johnson, III
                                         ---------------------------------------
                                                                        Chairman

ATTEST:

/s/ F. Gene Washer
------------------------------
          Secretary

(SEAL)


                                         STARTEK USA, INC.


                                         By: /s/ E. Preston Sumner, Jr.
                                            ------------------------------------

                                         Title: Executive Vice President and
                                                Chief Operating Officer
                                               ---------------------------------

STATE OF TENNESSEE

COUNTY OF MONTGOMERY


         Personally appeared before me, J. Carolyn Loyd, Notary Public, Rufus S. Johnson, III and F. Gene Washer, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that they executed the foregoing instrument for the purposes therein contained and who further acknowledged that they are Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF MONTGOMERY, TENNESSEE, a public, nonprofit corporation organized and existing under the laws of the State of Tennessee, the within named bargainer and that they are authorized to execute this instrument on behalf of said corporation.

         WITNESS my hand, at office, this 8th day of July, 1998.

                                      /s/ J. Carolyn Loyd
                                      ---------------------------------------
                                      Notary Public

                                      My Commission Expires: June 15, 1999
                                                            -----------------

STATE OF TENNESSEE

COUNTY OF MONTGOMERY


         Personally appeared before me, J. Carolyn Loyd, Notary Public, E. Preston Sumner, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the foregoing instrument for the purposes therein contained and who further acknowledged that he is Executive Vice President and Chief Operating Officer of STARTEK USA, INC., a Colorado corporation, and is authorized to execute this instrument on behalf of said corporation.

         WITNESS my hand, at office, this 8th day of July, 1998.

                                      /s/ J. Carolyn Loyd
                                      ---------------------------------------
                                      Notary Public

                                      My Commission Expires: June 15, 1999
                                                            -----------------

                                    EXHIBIT A

                               DESCRIPTION OF LAND

                  Being a tract of land located in the eleventh civil district of Montgomery County, Tennessee, said tract lying north of and adjacent to U.S. 41-A and west of and adjacent to State Route 76 (41-A to I-24 Connector Road) and being more fully described as follows:

                  Beginning at an iron pin found, said pin being located N 73 degrees 29_ 43" W 256.78 feet from a concrete monument found at the south end of the transition of the north right of way of U.S. 41-A and the west right of way of State Route 76; thence with the north right of way of U.S. 41-A N 73 degrees 29_ 43" W 109.88 feet to an iron pin set; thence leaving said right of way and on two new division lines, N 16 degrees 30_ 17" E 185.00 feet to an iron pin set thence N 73 degrees 29_ 43" W 341.39 feet to an iron pin set in the east line of the J.S. Management property as recorded in ORV. 600, Page 990; thence N 07 degrees 27_ 42" E 75.54 feet total, passing the northeast corner of the J.S. Management property at 5.06 feet, to an iron pin found in the east line of the Clarksville, Tennessee property; thence with said line N 07 degrees 27_ 42" E
305.05 feet to an iron pin found in said east line; thence continuing with said East N 08 degrees 37_ 51" E 376.59 feet to a concrete monument found, said monument being the southeast corner of the Clarksville-Montgomery County School System property as recorded in ORV. 174, Page 481; thence with the school systems east boundary the following three calls; N 05 degrees 58_ 56" E 124.65 feet to an iron pin set; thence N 05 degrees 55 _ 39" E 393.27 feet to an iron pin set; thence N 07 degrees 57_ 32" E 141.74 feet to an iron pin found, said pin being the southwest corner of the Rufus S. Johnson III Trustee property as recorded in ORV. 341, Page 1972; thence with Johnson S 82 degrees 02_ 28" E
834.03 feet to an iron pin set; thence continuing with Johnson S 01 degrees 50_ 00" W 223.74 feet to an iron pin set, said pin being the northwest corner of the City of Clarksville property as recorded in ORV. 270, Page 813; thence with the City of Clarksville S 01 degrees S 50_ 00" W 435.00 feet to an iron pin set; thence continuing with the City of Clarksville S 45 degrees 23_ 55" E 75.25 feet to an iron pin set in the west right of way of State Route 76; thence with said west right of way, S 19 degrees 56_ 46" W 302.43 feet to an iron pin set; thence continuing with said right of way, S 10 degrees 47_ 35" W 298.24 feet to an iron pin set, said pin being the northeast corner of the Aubrey Harvey, ET AL property as recorded in ORV. 626, Page 1103; thence leaving the west right of way of State Route 76 and with the Aubrey Harvey property the following four calls: S 83 degrees 32_ 25" W 115.31 feet to an iron pin set; thence S 83 degrees 52_ 07" W 186.10 feet to an iron pin found; thence S 84 degrees 37_ 51" W 161.90 feet to an iron pin set; thence S 08 degrees 13_ 14" W 261.54 feet to the point of beginning.

                  Said tract contains 23.638 acres more or less.

                  The foregoing is a portion of the same property conveyed to Acme Boot Company, Inc. by deed of record in Official Record Book Volume 139, page 294, in the Register's Office for Montgomery County, Tennessee.

                  The foregoing is a portion of the same property conveyed to The Industrial Development Board of the County of Montgomery by deed of record in Official Record Book Volume 144, page 683, in the Register's Office for Montgomery County, Tennessee.

                  The foregoing description was prepared by Billy Ray Suitor, RLS # 1837, King Engineers, LLC dated June 24, 1998.

                                    EXHIBIT B

                             REQUISITION FOR PAYMENT
                        THE INDUSTRIAL DEVELOPMENT BOARD
                       OF COUNTY OF MONTGOMERY, TENNESSEE
                               STARTEK USA PROJECT
                                    SERIES B


Certificate No.:                                   Date:
                -----                                   -----------------------

Pay to:           StarTek USA, Inc., Agent

Address:
        -----------------------------------------------------------------------

Wire Transfer or Other Payment Instructions:
                                            -----------------------------------
Amount:           $
                   ----------------------------

Purpose:          Draw under Series B Note (the "Note")

                  The undersigned Lessee under that certain Equipment Lease Agreement dated as of July 8, 1998 (the "Lease Agreement") by and between the Industrial Development Board of the County of Montgomery, Tennessee (the "Issuer") and StarTek USA, Inc. (the "Lessee"), in its capacity as authorized agent for the Issuer pursuant to Section 4.1 of the Lease Agreement hereby authorizes and requests the above stated payment and disbursement as provided in the Lease Agreement.

                  The undersigned hereby certifies with respect to this requisition as follows:

                  (1) That obligations in the amount stated above have been incurred by or on behalf of the Lessee for the account of the Issuer and are more fully described on
                           Schedule 1 hereto, and that each item thereof constitutes a "Cost of the Project" as defined in the Lease and has not be previously paid or reimbursed with proceeds of the Note;

                  (2) That there has not been filed with or served upon the Issuer or the Lessee notice of any lien, right to lien or attachment upon, or claim affecting the right of any person to receive payment of the respective amounts stated in such requisition which has not been released or which will not be released simultaneously with the payment of such obligation; and

                  (3) That such requisition contains no item representing payment on account of any retained percentage that the Issuer or the Lessee is at the date of such requisition entitled to retain.

                                       STARTEK USA, INC.,
                                       Agent


                                       By:
                                          -----------------------------------

                        THE INDUSTRIAL DEVELOPMENT BOARD
                     OF THE COUNTY OF MONTGOMERY, TENNESSEE



                      Industrial Development Revenue Note,
                                    Series B



                              (StarTek USA Project)



$3,500,000.00                                                       July 8, 1998



                  THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF MONTGOMERY, TENNESSEE (the "Issuer"), a public, nonprofit corporation organized and existing under the laws of the State of Tennessee, for value received, acknowledges itself indebted and hereby promises to pay, but solely from the source and special fund provided therefor, as hereinafter set forth, in the manner hereinafter provided, to the order of STARTEK USA, INC. (the "Lender"), or its successors, the principal sum of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00), or so much thereof as has been advanced here against, with interest thereon at a rate equal to the lesser of nine percent (9%) per annum, or the maximum rate of interest payable under applicable law, payable in quarterly installments of interest only, in arrears, on the first (1st) day of each calendar quarter, commencing with September 1, 1998, with the entire unpaid principal balance, and all accrued and unpaid interest thereon, being due and payable on January 1, 2004, without further notice or demand.

                  The principal hereof and all installments of the interest hereon shall bear interest from and after their respective due dates (whether by acceleration or otherwise) at the lesser of twelve percent (12%) per annum or the maximum rate of interest allowable by applicable law.

                  The principal hereof and the interest hereon are payable in any coin or currency of the United States of America which on the date of payment thereof is legal tender for the payment of public and private debts, and the payment of such principal and interest shall be made by check, draft, or warrant, of, and mailed or delivered by, the Issuer to the holder hereof at its office in Denver, Colorado, or at such other place as may be noticed to the Issuer by such holder. Upon payment in full of all principal hereof and interest hereon, this Series B Note shall be surrendered to the Secretary of the Issuer for cancellation.

                  This Series B Note is known as the "Industrial Development Revenue Note, Series B (StarTek USA Project)", which note has been issued by the Issuer in the principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00), under a resolution (the "Resolution") of the Issuer dated July 8, 1998. The proceeds of the Series B Note will be used for the purpose of enabling the Issuer to pay the costs of equipping a certain manufacturing facility (the "Project"), located in the County of Montgomery, Tennessee, to be leased by the Issuer to StarTek U.S.A., Inc., a Colorado corporation (the "Company").

                  That certain Equipment Lease Agreement (the "Lease Agreement"), dated as of July 8, 1998, whereby the Issuer leases certain furniture, fixtures, and equipment (the "Equipment") in connection with the operation of the Project to the Company, requires, among other things, that the Company pay to the Issuer or its assigns lease payments sufficient to pay, when and as due, the principal of and interest on the Series B Note. As additional security for the observance and performance by the Issuer of its obligations under the Series B Note, the Issuer has also executed and delivered (a) a Security Agreement (the "Agreement"), dated as of the date of the Lease Agreement, under the provisions of which the Issuer has granted a security interest in the Equipment, subject only to Permitted Encumbrances (as defined in the Lease Agreement); and (b) a Collateral Assignment of Equipment Lease (the "Assignment of Equipment Lease"), dated as of the date of the Lease Agreement, assigning to the Lender all of the Issuer's right, title and interest in and to the Lease Agreement.

                  Reference is hereby made to the Equipment Lease Agreement, the Assignment of Equipment Lease, the Agreement, and the Resolution, and to all amendments thereof and supplements thereto, for the provisions specifying, among other things, the nature and extent of the security for the Series B Note, the rights, duties, and obligations of the Company, the Lender, the Issuer, and the holder of the Series B Note, and the terms upon which the Series B Note is issued and secured.

                  The principal of, interest on, and other sums due under the Series B Note are subject to acceleration at the option of the holder upon any Default or Event of Default under the Lease Agreement.

                  Issuer may prepay this Series B Note, in whole or in part, at any time without premium or penalty.

                  Subject to the provisions of the next to the last paragraph hereof, in the event that it is necessary to enforce the payment of the principal of or the interest on this Series B Note, or to enforce the provisions of the Lease Agreement, the Agreement or the Assignment of Equipment Lease, or to protect or to enforce the security for this Series B Note, through an attorney or by means of legal proceedings, the Issuer shall pay all costs reasonably incurred by the holder hereof in connection therewith, including attorneys' fees and court costs, and such expenses shall be added to, and become a part of, the indebtedness evidenced by this Series B Note.

                  Section 67-5-205(3), Tennessee Code Annotated, as amended, provides that neither the principal nor the interest of any bonds or notes issued by any incorporated town or city, or any agency thereof, shall be taxed by the State of Tennessee or by any county or municipality of said State, and that such shall be so stated on the face of said bonds or notes when issued.

                  This Series B Note has been negotiated, issued, sold and delivered in the State of Tennessee and it is intended that such Series B Note shall be governed by, and construed in accordance with, the laws of said State.

                  This Series B Note and any and all terms and provisions hereof, including, but not limited to, those pertaining to the amount, date, and manner of payment of the principal hereof and the interest hereon, may be modified and amended at any time by mutual written agreement of, but only by mutual written agreement of, the Issuer, the Company, and the holder hereof.

                  All acts, conditions, and things required to happen, exist, and be performed precedent to the issuance of this Series B Note, and to the execution of the Security Agreement, the Assignment of Equipment Lease and the Lease Agreement, have happened, exist, and been performed as so required.

                  No recourse under or upon any obligation, covenant, or agreement contained in the Agreement, the Assignment of Equipment Lease or the Lease Agreement, or in this Series B Note, or under any judgment obtained against the Issuer or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Agreement, the Assignment of Equipment Lease and the Lease Agreement, shall be had against any incorporator, member, director, or officer, as such, past, present, or future, of the Issuer, either directly or through the Issuer or otherwise, for the payment for or to the Issuer or any receiver thereof, or for or to the holder of this Series B Note or otherwise, of any sum that may be due and unpaid by the Issuer upon this Series B Note. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director, or officer, as such, to respond by reason of any act or omission on his or her part or otherwise for, directly or indirectly, the payment for or to the Issuer or any receiver thereof, or for or to the holder of this Series B Note, or otherwise, of any sum that may remain due and unpaid upon this Series B Note, is hereby expressly waived and released as a condition of and consideration for the execution of the Lease Agreement, the Agreement, the Assignment of Equipment Lease and the issuance of this Series B Note.

                  The Issuer for itself, its legal representatives and assigns, hereby waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Series B Note or the enforcement hereof, and consents that the time of said payments or any part thereof may be extended by the holder hereof and assents to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any way modifying, altering, releasing, affecting or limiting its liability.

                  THIS SERIES B NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.

                  This Series B Note and the interest payable hereon are all limited obligations of the Issuer, and shall not be deemed to constitute a debt or liability of the Issuer or any political subdivision, except to the extent that such are payable solely from such special source and funds provided therefor in accordance with the Lease Agreement, the Security Agreement and the Assignment of Equipment Lease. The principal of and interest on, this Series B Note are payable solely from the funds pledged for their payment in accordance with the Resolution, the Lease Agreement, the Agreement and the Assignment of Equipment Lease. Neither the State of Tennessee nor the County of Montgomery, Tennessee, shall in any event be liable for the payment of principal of or interest on this Series B Note or for the performance of any pledge, mortgage, obligation, stipulation, or agreement of any kind whatsoever undertaken by the Issuer, and neither this Series B Note nor any of the agreements or obligations of the Issuer shall be construed to constitute an indebtedness of the State of Tennessee, or the County of Montgomery, Tennessee, within the meaning of any constitutional or statutory provision whatsoever; nor shall any breach of any such pledge, mortgage, obligation, stipulation, or agreement impose any pecuniary liability upon the Issuer, or upon any officer or director thereof, or constitute any charge upon the general credit of the Issuer.

                  IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF MONTGOMERY, TENNESSEE has caused this Series B Note to be signed by the manual signature of the Chairman of the Issuer and the corporate seal of the Issuer to be affixed hereto, and attested by, the manual signature of the Secretary or Assistant Secretary of the Issuer, all as of the date above first written.

                                      THE INDUSTRIAL DEVELOPMENT BOARD
                                      OF THE COUNTY OF MONTGOMERY,
                                      TENNESSEE
ATTEST:

/s/ F. Gene Washer                    By: /s/ Rufus S. Johnson, III
                                         -------------------------------------
           Secretary                     Chairman
(SEAL)